SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report ( Date of earliest event reported): August 12, 2003

                          VALLEY FORGE SCIENTIFIC CORP.
                           --------------------------
               (Exact name of registrant as specified in charter)


                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)


        001-10382                                     23-2131580
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  (Commission File Number)                (IRS Employer Identification Number)


             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)


                                 (610) 666-7500
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              (Registrant's telephone number, including area code)

Item 5.  Other Events.

Third Quarter/Nine Month 2003 Results of Operation

As is more fully described in the attached press release that is incorporated herein by reference, on August 12, 2003, Valley Forge Scientific Corp. reported third quarter and nine month results of operation for fiscal year 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

         Exhibit No.         Description
         -----------         -----------

            99               Valley Forge Scientific Corp. Press Release
                             Dated August 12, 2003

                                   SIGNATURES
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         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 12, 2003

                                       VALLEY FORGE SCIENTIFIC CORP.


                                       By: /s/ JERRY L. MALIS
                                           -------------------------------------
                                           Jerry L. Malis, President and
                                           Chief Executive Officer

                                  Exhibit Index

         Exhibit No.         Description
         -----------         -----------

            99               Valley Forge Scientific Corp. Press Release
                             Dated August 12, 2003